Exhibit 10.2

                                 Promissory Note

$250,000.00                                                        April 9, 1999

         FOR VALUE RECEIVED the undersigned World CallNet Inc., a Delaware: corporation, hereinafter whether one or more, called "Maker") promises to pay to the order of Eagle Equity I, L.P. (hereinafter, whether one or more called "Payee"), the sum of Two Hundred Fifty Thousand and no/100 Dollars, ($250,000.00) principal and interest, if any, under this Note is payable at Two Lincoln Centre, Suite 1280, LB 56, Dallas, Texas 75240, or at such other place as Payee may, from time to time designate in writing

         The unpaid principal of this note ("Note") shall bear interest at the rate of ten percent (10%) per annum from the date hereof until the principal hereof is paid. Any payments of principal and any other amount payable by Payee to Maker under this Note that is not paid in full when due (whether at stated maturity, by acceleration or otherwise) shall bear interest at the lesser of (i) eighteen percent (18%) per annum or (ii) the highest lawful rate.

         This Note shall be payable on or before the earlier of (i) October 9, 1999 or (ii) five (5) days after Maker has received the aggregate of $3,500,000 through the sales of securities in either a private or public transaction after the date hereof. Interest shall be payable monthly in arrears, beginning on April 30, 1999. Unless otherwise provided herein, all payments shall first be applied to payments of accrued and unpaid interest, if any, and the balance of each such payment shall be applied to reduction of principal.

         All payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payment.

         1. Prepayments. Maker shall have the right to prepay the unpaid principal balance hereof in part or in its entirety. In the event of a prepayment, there shall be no penalty or premium due. Any prepayment, whether in whole or in part, shall be applied first to accrued interest, if any, and then to principal, and interest shall immediately cease to run on any amount of the principal so prepaid. Partial prepayments of principal shall be applied to the payments of principal due hereon in inverse order of maturity.

         2. Default remedies. The entire unpaid principal balance of and all accrued interest on, this Note shall immediately be due and payable at the option of the holder hereof upon the occurrence of any one or more of the following events of default ("Event of Default"). For purpose of this Paragraph 2, the term "Event of Default" shall mean an Event of Default as defined in the Securities Purchase Agreement, dated of even date herewith, between the Maker and the Purchasers, including the Payee.

         3. Cumulative Rights. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other


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or  further  exercise  thereof  or the  exercise  of any  other  power or right.
Enforcement by the holder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it. This Note shall not be subject to offset by Maker.

         4. Waiver. Maker and all endorsers, sureties and guarantors of this Note waive, demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder hereof.

         5. Attorneys' Fees And Costs. In the event that one or more Events of Default shall occur, and in the event that thereafter this Note is placed in the hands of an attorney for collection, or the event that this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case, there shall be added to the unpaid principal balance hereof all reasonable costs of collection whether or not suit is filed.

         6. Governing Law. This Note shall be governed by and construed in accordance with, the laws of the State of Texas and of the United States of America.

         7. Headings. The headings of the Sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

         8. Usury.  All  agreements  between  Maker and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit such validity and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any Indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof,


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and/or (d) allocate interest between portions of such  indebtedness,  to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and the holder hereof.

         9. Successors and Assigns. All of the stipulations, promises and agreements in this Note contained by or on behalf of Maker shall bind the successors and assigns of Maker, whether so expressed or not, and inure to the benefit of the successors and assigns of Maker and Payee.

         10. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or in any respect such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal un unenforceable provision had now been contained herein.




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         IN WITNESS WHEREOF, the undersigned has executed this Note a of the day and year first above written.

                                                     World CallNet, Inc.


                                                     By:
                                                            --------------------
                                                            Paul Goodman-Simpson
                                                            President



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